SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 Current Report
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                 October 3, 2002


                         GRIFFIN LAND & NURSERIES, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                                         0-29288              06-0868496
--------                                         -------              ----------
(State  or  other  jurisdiction               (Commission          (IRS Employer
   of  incorporation)                        File  Number)  Identification  No.)


ONE  ROCKEFELLER  PLAZA,  NEW  YORK,  NEW  YORK               10020
-----------------------------------------------               -----
(Address  of  principal  executive  offices)               (Zip  Code)


REGISTRANT'S  TELEPHONE  NUMBER,  INCLUDING  AREA  CODE          (212)  218-7910
                                                                 ---------------

Item  9.  Regulation  FD  Disclosure
--------  --------------------------

          Registrant's October 3, 2002 Press Release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 9.


          Exhibit 99.1: Registrant's October 3, 2002 Press Release (attached hereto).


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              GRIFFIN  LAND  &  NURSERIES,  INC.


                                /s/  Anthony  J.  Galici
                                ------------------------
                                Anthony  J.  Galici
                                Vice President, Chief Financial Officer and Secretary

Dated:  October  3,  2002


                                                                    Exhibit 99.1
                                                                   -------------

NEWS  FROM:

GRIFFIN  LAND  &  NURSERIES,  INC.      CONTACT:
                                        ANTHONY  GALICI
                                        CHIEF  FINANCIAL  OFFICER
                                        (860)  653-4541

GRIFFIN  ANNOUNCES  AGREEMENT  TO  PURCHASE  TWO  OFFICE  BUILDINGS
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NEW  YORK,  NEW  YORK  (OCTOBER 3, 2002) GRIFFIN LAND & NURSERIES, INC. (NASDAQ:
GRIF) ("GRIFFIN")announced today that its real estate division, Griffin Land, has agreed to acquire, from USAA Real Estate Company, the 70% interest owned by USAA Real Estate Company in two 80,000 square foot Class A office buildings in Griffin Center, Windsor, Connecticut. Griffin Land currently holds the remaining 30% interest in those buildings.

     Griffin operates landscape nursery and real estate businesses and has an approximate 35% equity investment in Centaur Communications, Ltd., a publishing company based in the United Kingdom.

     Forward-Looking  Statements:
     This Press Release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the exchange Act. Although Griffin believes that its plans, intentions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved, particularly with respect to the completion of the purchase of the 70% interest in two office buildings from USAA Real Estate Company. The projected information disclosed herein is based on assumptions and estimates that, while considered reasonable by Griffin as of the date hereof, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of Griffin.